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                                                                  CONFORMED COPY

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20459
                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 24, 2003

                               CAMBREX CORPORATION
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             (Exact name of Registrant as specified in its charter)

                                    DELAWARE
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                 (State or other jurisdiction of incorporation)

       1-10638                                             22-2476135
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(Commission File Number)                       (IRS Employer Identification No.)

One Meadowlands Plaza, East Rutherford, New Jersey                      07073
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code:                (201)804-3000

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                               CAMBREX CORPORATION

                                    FORM 8-K

                                 CURRENT REPORT

                                 APRIL 24, 2003

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

           (c)    Exhibits

                  (99.1) Press release issued by Cambrex Corporation dated April 24, 2003.

ITEM 9. REGULATION FD DISCLOSURE (RESULTS OF OPERATIONS AND FINANCIAL CONDITION UNDER ITEM 12)

         In accordance with SEC Release No. 33-8216, the following information, intended to be furnished under "Item 12. Results of Operations and Financial Condition," is instead being furnished under "Item 9. Regulation FD Disclosure."

       On April 24, 2003, Cambrex Corporation issued a press release announcing its financial results for the first quarter of 2003. The press release is attached to this Form 8-K as Exhibit 99.1.

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

                                           CAMBREX CORPORATION

                                           By: /s/ Luke M. Beshar
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                                                   Luke M. Beshar
                                                   Senior Vice President and
                                                   Chief Financial Officer

Dated: April 24, 2003

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                                  EXHIBIT INDEX

         99.1     Press Release of Cambrex Corporation dated April 24, 2003.

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